PAX WORLD FUND, INC.

Amendment dated October 17, 1997 to
Prospectus dated April 22, 1997

     On October 1, 1997, Thomas W. Grant, Vice Chairman of the Board of Directors became President of the Fund to fill the vacancy resulting from the retirement of Luther E. Tyson. In August Director Ralph M. Hayward resigned due to ill health. The vacancy was filled by the election by the Board of Directors of Nancy S. Taylor, 5298, N. Riffle Way, Boise, Idaho 83703. She is the Senior Minister, First Congregational Church, Boise, Idaho (1992 to present); Associate Minister, Immanuel Congregational Church, Hartford, Connecticut (1987-1992); she is also a Director of Pax World Growth Fund, Incorporated. Joy L. Liechty a Director of the Fund is also a Director of Pax World Growth Fund, Incorporated.

     Redemptions: Commencing March 2, 1998, signature guarantee procedures change. The required signature guarantee must be from a participant in a medallion program recognized by the Securities Transfer Association and may be obtained from a domestic bank or trust company, securities broker-dealer, clearing agency or savings association. There are three recognized medallion programs: Securities Transfer Agents Medallion (known as STAMP); Stock Exchanges Medallion Program (SEMP) and Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted.

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Amendment Dated October 17, 1997 to
Prospectus and Statement of Additional
Information both dated April 22, 1997.